UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
August 28, 2008

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	No. 001-13901	No.58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 2nd Avenue, S.E.,
Moultrie, Georgia 31768
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
(229) 890-1111

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

(a)           Previous Independent Accountants.

Mauldin & Jenkins, Certified Public Accountants, LLC (“Mauldin & Jenkins”) was previously the principal accountants for Ameris Bancorp (the “Company”). On August 28, 2008, the Company dismissed Mauldin & Jenkins as its principal accountants. The Company’s Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

Mauldin & Jenkins’ audit reports on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2007 and 2006 (collectively, the “Financial Statements”) did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with Mauldin & Jenkins’ audits for the two fiscal years ended December 31, 2007 and 2006 and the subsequent interim period through August 28, 2008, there have been no disagreements with Mauldin & Jenkins on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mauldin & Jenkins, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports on the Financial Statements. Additionally, during the two most recent fiscal years and through August 28, 2008, there have been no reportable events, as such term is defined in Item 304(a)(1)(v) of Registration S-K.

The Company requested that Mauldin & Jenkins furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 3, 2008, is filed as Exhibit 16.1 to this Report.

(b)           New Independent Accountants.

On August 28, 2008, the Company engaged Porter Keadle Moore, LLP (“Porter Keadle”) as the Company’s new independent accountants to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2008. The Audit Committee of the Company’s Board of Directors approved the Company’s engagement of Porter Keadle.

           During the two most recent fiscal years and through August 28, 2008, the Company has not consulted with Porter Keadle regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Porter Keadle concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K or the related instructions thereto) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

16.1	Letter from Mauldin & Jenkins, Certified Public Accountants, LLC dated September 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:           /s/ Edwin W. Hortman, Jr.
Edwin W. Hortman, Jr.,
President and Chief Executive Officer

Dated:  September 3, 2008